UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 13, 2018

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TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-36019	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

509 Madison Avenue, Suite 306, New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 980-9155

Copy of correspondence to:

Michael J. Lerner, Esq.

Lowenstein Sandler LLP

One Lowenstein Drive

Roseland, NJ 07068

Tel:   (973) 597-2500      Fax:   (973) 597-6395

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item  5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On February 13, 2018, Stuart Davidson resigned from the Board of Directors (the “Board”) of Tonix Pharmaceuticals Holding Corp. (the “Company”). Mr. Davidson’s resignation was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Davidson was Chair of the Board’s Compensation Committee.

(d) Also on February 13, 2018, the Board, on the recommendation of its Nominating and Corporate Governance Committee (the “NCG Committee”), appointed David L. Grange, a retired U.S. Army Brigadier General, as a director of the Company, effective immediately, and appointed Gen. Grange to serve on the NCG Committee.

Gen. Grange has been Chief Executive Officer of Pharm-Olam International, Ltd. (“Pharm-Olam”), a contract research organization, since April 2017. Prior to joining Pharm-Olam, Gen. Grange was President and founder of Osprey Global Solutions, LLC (“OGS”), a Service Disabled Veterans Organization, from 2009 to 2017. Prior to founding OGS, Gen. Grange held various positions with Pharmaceutical Product Development, Inc., a contract research organization, from 2003 to 2009, including as a member of the Board of Directors and Chief Executive Officer.

The Board, on the recommendation of its Compensation Committee, awarded Gen. Grange 7,000 stock options, which vest on the first anniversary of issuance and are exercisable at $3.40 per share.

There is no understanding or arrangement between Gen. Grange and any other person pursuant to which Gen. Grange was selected as a director.  Gen. Grange does not have any family relationship with any director, executive officer or person nominated or chosen by us to become a director or executive officer.

The full text of the press release issued in connection with Gen. Grange’s appointment to the Board and Mr. Davidson’s resignation is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits.

99.01	Press release, dated February 15, 2018, issued by Tonix Pharmaceuticals Holding Corp*

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* Furnished herewith.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: February 15, 2018	By: /s/ Seth Lederman
Seth Lederman
Chief Executive Officer